Exhibit 10.12(j)

FOURTH AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS

Dated as of June 11, 2002

among

SABRE INC.,

as the Construction Agent and as the Lessee,

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

(formerly known as First Security Bank, National Association),

not individually, except as expressly stated herein,

but solely as the Owner Trustee under the TSG Trust 1999-1,

THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
HERETO FROM TIME TO TIME,
as the Holders,

THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
HERETO FROM TIME TO TIME,
as the Lenders,

and

BANK OF AMERICA, N.A.,

as the Agent for the Lenders

and respecting the Security Documents,

as the Agent for the Lenders and the Holders,

to the extent of their interests

BANC OF AMERICA SECURITIES LLC,

as Lead Arranger and Sole Book Manager

FOURTH AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS

THIS FOURTH AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS dated as of June 11, 2002 (this “Amendment”) is by and among SABRE INC., a Delaware corporation (the “Lessee” or the “Construction Agent”); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), a national banking association, not individually (in its individual capacity, the “Trust Company”), except as expressly stated in the Participation Agreement (hereinafter defined), but solely as the Owner Trustee under the TSG Trust 1999-1 (the “Owner Trustee”, the “Borrower” or the “Lessor”); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the TSG Trust 1999-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a “Holder” and collectively, the “Holders”); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a “Lender” and collectively, the “Lenders”); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the “Agent”).

Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Appendix A to the Participation Agreement dated as of September 14, 1999, by and among the Lessee, the Construction Agent, the Owner Trustee, the Holders which were parties thereto, the Lenders which were parties thereto and the Agent (as amended by that certain First Amendment and Restatement of Operative Agreements dated as of December 15, 1999, as further amended by that certain Second Amendment to Certain Operative Agreements dated as of October 4, 2000 and as further amended by that certain Third Amendment to Certain Operative Agreements dated as of March 11, 2002, each of which was by and among the Lessee, the Construction Agent, the Owner Trustee, the Holders which were parties thereto, the Lenders which were parties thereto and the Agent and as hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the “Participation Agreement”).

R E C I T A L S

WHEREAS, the parties to this Amendment are parties to the Participation Agreement and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $310 million lease facility (the “Facility”) that has been established in favor of the Lessee;

WHEREAS, the parties to this Amendment have agreed to modify the Participation Agreement on the terms and conditions set forth herein;

A G R E E M E N T

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       The definition of “Construction Period Termination Date” in Appendix A to the Participation Agreement is hereby amended by deleting the reference therein to “June 12, 2002” and replacing such reference with “June 14, 2002”.

2.                                       Upon execution and delivery of this Amendment by all parties to this Amendment referenced on the signature pages hereto, this Amendment shall be effective as of June 11, 2002.

3.                                       Within ten (10) days of any receipt from the Agent of any requested documentation, the Lessee shall promptly cause to be executed, acknowledged or delivered all such further conveyances and documents as the Agent may reasonably request in order to carry out and effectuate the intent and purposes of this Amendment, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of Mortgage Instruments and other filings or registrations which the Agent hereto may from time to time request to be filed or effected).

4.                                       The parties hereto agree that, notwithstanding any heading or title to this Amendment, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits thereto) shall remain in full force and effect except as modified by this Amendment.  All references in any Operative Agreement to the Operative Agreements shall henceforth include references to the Operative Agreements, as modified and amended by this Amendment, and as may, from time to time, be further amended or modified in accordance with the terms thereof.

5.                                       The Borrower and the Lessee, as applicable, affirm the liens and security interests created and granted in the Security Documents and in any other Operative Agreement and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

6.                                       The Lessee agrees to pay (or to cause to be paid) all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

7.                                       This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

8.                                       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CONSTRUCTION AGENT AND LESSEE:	SABRE INC., as the Construction Agent and as the Lessee

	By:	/s/ Jeffery M. Jackson
	Name:	Jeffery M. Jackson
	Title:	EVP & CFO

[signatures pages continue]

OWNER TRUSTEE AND LESSOR:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), not individually, except as expressly stated herein, but solely as the Owner Trustee under the TSG Trust 1999-1

	By:	/s/ Val T. Orton
	Name:	Val T. Orton
	Title:	Vice President

AGENT AND LENDERS:	BANK OF AMERICA, N.A., as a Lender and as the Agent

	By:	/s/ B. Kenneth Burton, Jr.
	Name:	B. Kenneth Burton, Jr.
	Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Gaylord C. Holmes
Name:	Gaylord C. Holmes
Title:	Director

FIRST UNION NATIONAL BANK, as a Lender

By:	/s/ Laura B. Smith
Name:	Laura B. Smith
Title:	Vice President

BANCA COMMERCIALE ITALIANA - LOS ANGELES FOREIGN BRANCH, as a Lender

By:	/s/ Jack Dickerhof
Name:	Jack Dickerhof
Title:	VP

By:	/s/ Frank Maffei
Name:	Frank Maffei
Title:	VP

JPMORGAN CHASE BANK (formerly known as Morgan Guaranty Trust Company of New York), as a Lender

By:	/s/ Mae Reeves
Name:	Mae Reeves
Title:	Vice President

SUNTRUST BANK, ATLANTA, as a Lender

By:	/s/ W. John Wendler
Name:	W. John Wendler
Title:	Director

THE BANK OF NEW YORK, as a Lender

By:	/s/ David Sunderwirth
Name:	David Sunderwirth
Title:	Vice President

WELLS FARGO BANK (TEXAS), N.A., as a Lender

By:	/s/ Brent Bertino
Name:	Brent Bertino
Title:	Vice President

KBC BANK N.V., as a Lender

By:	/s/ Robert Snauffer
Name:	Robert Snauffer
Title:	First Vice President

By:	/s/ Eric Raskin
Name:	Eric Raskin
Title:	Vice President

HOLDERS:	BANK OF AMERICA, N.A., as a Holder

	By:	/s/ B. Kenneth Burton, Jr.
	Name:	B. Kenneth Burton, Jr.
	Title:	Vice President

CITICORP DEL-LEASE INC., as a Holder

By:	/s/ Edward S. Mundy
Name:	Edward S. Mundy
Title:	Vice President

WACHOVIA BANK NATIONAL ASS'N. as successor in interst to FIRST UNION NATIONAL BANK, as a Holder

By:	/s/ Laura B. Smith
Name:	Laura B. Smith
Title:	Vice President

IntesaiBai, Los Angeles Foreign Branch, as successor to BANCA COMMERCIALE ITALIANA - LOS ANGELES FOREIGN BRANCH, as a Holder

By:	/s/ Jack Dickerhof
Name:	Jack Dickerhof
Title:	VP

By:	/s/ Frank Maffei
Name:	Frank Maffei
Title:	VP

JPMORGAN CHASE BANK (formerly known as Morgan Guaranty Trust Company of New York), as a Holder

By:	/s/ Mae Reeves
Name:	Mae Reeves
Title:	Vice President

SUNTRUST BANK, ATLANTA, as a Holder

By:	/s/ W. John Wendler
Name:	W. John Wendler
Title:	Director

THE BANK OF NEW YORK, as a Holder

By:	/s/ David Sunderwirth
Name:	David Sunderwirth
Title:	Vice President

WELLS FARGO BANK (TEXAS), N.A., as a Holder

By:	/s/ Brent Bertino
Name:	Brent Bertino
Title:	Vice President

[signatures pages end]